MANAGER ADVANCE AGREEMENT


         This Manager Advance Agreement ("Agreement") is made and entered into as of this 6th day of May , 1997, between Sonesta Louisiana Hotels Corporation, a Louisiana corporation ("Manager") and 800 Canal Street Limited Partnership, a Louisiana partnership in commendam ("Owner").

         RECITALS:

         A. Owner is the owner of the hotel operation known as Chateau Sonesta Hotel, located in New Orleans, Louisiana (the "Hotel"), and Manager manages the Hotel under a Management Agreement dated as of September 15, 1993.

         B. Owner requires additional capital to construct meeting space within the hotel (the "Improvements").

         C. Manager is willing to advance funds as a loan to Owner on the terms and conditions set forth herein for the construction of the Improvements, and to guarantee in part the FNBC Loan, as hereinafter defined.

         NOW THEREFORE, the parties agree as follows:

         1. Loan and Guaranty. 1.1 Manager agrees to advance to Owner the sum of $500,000.00 (the "Manager Advance") for the purpose of financing the construction of the Improvements to the Hotel on the terms and conditions set forth herein. The Manager Advance shall be represented by a promissory note ("Term Note") drawn by Owner in the amount of the Manager Advance, bearing interest at Prime Rate (as defined in the Term Note) plus one percentage point, payable in five equal annual installments, all as more fully set forth in the Term Note. The Manager Advance shall be secured by a mortgage affecting the Hotel, and Owner shall also furnish the guaranties of Maurice Pres Kabacoff and Edward B. Boettner (the "Guarantors"). The proceeds of the Manager Advance shall be deposited in a special account with First National Bank of Commerce (the "Bank") for disbursement in accordance with the terms of a Loan Agreement between the Bank and Owner.


                  1.2 On the terms and conditions set forth herein, Manager shall also guarantee a portion of the debt service on a loan of up to $1,305,000 to be made by the Bank to Owner simultaneously with the Manager Advance, and shall execute and deliver to the Bank a Commercial Guaranty ("Bank Guaranty"), executed by Manager and Sonesta

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International Hotels Corporation ("Sonesta"). The Bank Guaranty shall include terms and conditions that are satisfactory in form and substance to Manager.

         2. Conditions Precedent. Manager shall make the Manager Advance and deliver the Guaranty upon fulfillment of all of the following terms and conditions:

                  2.1 Owner shall have entered into a Loan Agreement with the Bank under which the Bank agrees to lend to Owner the principal sum of up to $1,505,000, and all conditions precedent to the funding of the Manager Advance from the Bank shall have been satisfied.

                  2.2 The Chevron capital contribution in the amount of $600,000, paid in 1996, shall have been deposited to a disbursement account with the Bank for the purpose of funding a portion of cost of the Improvements.

                   2.3 The following executed original documents ("Manager Loan Documents"), in form and substance satisfactory to Manager, shall have been delivered to the Manager:

                       (a) Term Note in the principal amount of $500,000;

                       (b) Continuing Guaranties of Maurice Pres Kabacoff and
                           Edward B. Boettner;

                       (c) Collateral Mortgage and Security Agreement in the
                           amount of $650,000, with a Collateral Mortgage and Security Agreement, effectively creating a fifth priority mortgage on the Hotel in favor of Manager (the "Mortgage Documents");

                       (d) Policy of title insurance insuring the fifth priority
                           of the Lien of the Collateral Mortgage and Security Agreement forming a part of the Mortgage Documents for the full amount of the Manager Advance;

                       (e) Commercial Security Agreement;

                       (f) UCC-1 Financing Statement;

                       (g) Amendment to Management Agreement between Owner and
                           Manager relating to the Hotel;

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

                       (h) First Amendment to and Confirmation of Pledge and
                           Assignment of Partnership Interest by Historic Restoration, Incorporated to Manager;

                       (i) First Amendment to and Confirmation of Security
                           Agreement (Collateral Note);

                       (j) First Amendment to and Confirmation of Commercial
                           Security Agreement;

                       (k) First Amendment to and Confirmation of Assignment of
                           Leases and Rents; and

                       (l) Assignment of Garage Management Agreement to HRI
                           Parking Corporation.


and Owner shall take such other actions and execute and deliver such other documents at closing as shall be reasonably necessary to give effect to the transactions contemplated by this Agreement.

                  2.4 All actions necessary to authorize this Agreement and the Manager Loan Documents hereof shall have been taken by Owner, and evidence thereof, in form satisfactory to Manger's counsel, shall have been delivered to Manager.

                  2.5 Manager shall have received an opinion of Smith Martin, attorneys for Owner, covering such matters as the Manager and its counsel shall require.

                  2.6 Manager shall have received a Consent to Mortgage executed and delivered by Canal Street Development Corporation.

                  2.7 Manager shall have received an amendment to the Intercreditor Agreement.

         3. Credit Enhancement Fee. As consideration to Manager for making the Manager Advance and executing the Bank Guaranty, Owner agrees to pay to Manager an annual fee of $20,000 ("Credit Enhancement Fee"), the first installment of which shall be paid at the closing of the Manager Advance, and subsequent installments of which shall be payable on the same date each year until the Manager Advance has been paid in full, and the Bank Guaranty shall have been satisfied and finally canceled.



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

         4. Covenants. Owner agrees to perform fully all of the following covenants:

                  4.1 Owner shall pay the Term Note, and all installments thereof, in accordance with its terms;

                  4.2 Owner shall promptly reimburse Manager or Sonesta (as the case may be) for all amounts that either shall be required to pay under the terms of the Bank Guaranty, together with interest on such payments at the rate provided in the Term Note, from date of such payment until Manager and Sonesta have been entirely and finally reimbursed.

                  4.3 Owner shall pay all installments of the Credit Enhancement Fee when due, together with interest at the rate provided in the Term Note on the past due amount of any such installment, from due date until paid.

         5. Other Provisions.

                  5.1 Owner shall pay (a) one-half of all of Manager's reasonable attorneys fees and expenses in connection with the negotiation and documentation of the transactions contemplated by and closed simultaneously with this Agreement, including without limitation, the Manager Loan Documents, the First Amendment to Sixth Amendment and Restatement of Hotel Lease, dated May 6, 1997, between Canal Street Development Corporation and Owner ("Hotel Lease"), and all transactions and documents related to the management and operation of the Hotel and the garage facility used in connection with the Hotel; and (b) all of Manager's reasonable attorneys fees and expenses in connection with the enforcement of Manager's rights under this Agreement.

                  5.2 This Agreement shall be governed by the internal laws of the State of Louisiana, and may not be amended except by instrument in writing executed and delivered by all parties hereto.

                  5.3 If Owner should fail to perform its obligations hereunder, and such default should not be remedied within ten days after notice is given by Manager to Owner, at Suite 1717, 210 Baronne Street, New Orleans, Louisiana 70112, Owner and Sonesta shall thereafter be entitled to take action to enforce remedies set forth herein, in the documents to be executed pursuant to this Agreement, and provided by law, subject to applicable provisions of the Intercreditor Agreement (as defined in the Management Agreement).



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





         Signed and delivered in multiple originals, effective as of the date first above written.

                            800 CANAL STREET LIMITED PARTNERSHIP
                            By: Historic Renovations Incorporated,
                                 General Partner

                            By: /s/ Maurice Pres Kabacoff
                                ----------------------------------
                                Maurice Pres Kabacoff
                                President

                            SONESTA LOUISIANA HOTELS CORPORATION


                            By: /s/ Peter J. Sonnabend
                                ----------------------------------
                                Peter J. Sonnabend
                                Vice President





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